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                                                                    EXHIBIT 99.1
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying quarterly report on Form 10-Q of Gray Television, Inc. (the "Company") for the quarterly period ended March 31, 2003 (the "Periodic Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to Title 18, Section 1350 United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, to the best of their individual knowledge and belief, that the Periodic Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 13, 2003


     /s/ J. Mack Robinson
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J. Mack Robinson,
Chairman and Chief Executive Officer


     /s/ James C. Ryan
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James C. Ryan,
Senior Vice President and Chief Financial Officer